UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2024

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Euclid Avenue	Suite 1600,	Cleveland,	Ohio	44115
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On May 7, 2024, TransDigm Group Incorporated (“TransDigm Group” or the “Company”) issued a press release (the “Press Release”) announcing its financial results for its second quarter ended March 30, 2024 and certain other information. A copy of this press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this item and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof. The information in this item, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
TransDigm Group will host a conference call for investors and security analysts on May 7, 2024, beginning at 11:00 a.m., Eastern Time. To join the call telephonically, please see the detailed instructions within the “Earnings Conference Call” section of the press release furnished with this Current Report as Exhibit 99.1. A live audio webcast of the call can also be accessed online at http://www.transdigm.com. A slide presentation will also be available for reference during the conference call; go to the investor relations page of our website and click on “Presentations.”
The call will be archived on the website and available for replay later that day.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Sarah Wynne
Name:	Sarah Wynne
Title:	Chief Financial Officer (Principal Financial Officer)

Dated: May 7, 2024